                                                                    Exhibit 10.2

(AHCCCS LOGO)

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

1. AMENDMENT NO.: 13

2. CONTRACT NO.: YH04-0001-03

3. EFFECTIVE DATE OF AMENDMENT: OCTOBER 1, 2005

4. PROGRAM: DHCM

5. CONTRACTOR/PROVIDER NAME AND ADDRESS: HEALTH CHOICE ARIZONA
                                         1600 W. BROADWAY, SUITE 260
                                         TEMPE, ARIZONA 85282-1136

6. PURPOSE: To incorporate the changes below and to amend capitation rates.

7. The above referenced contract is hereby amended as follows:

SECTION B, CAPITATION RATES

     See rate sheet attached for the revised capitation rates effective October 1, 2005 through December 31, 2005 and the amounts to be paid to the rural hospitals.

     Insert the following language before "SEE ATTACHED":

     "The Contractor will be paid the attached Contractor specific capitation rates retroactively, per member per month, for the period of October 1, 2005 through December 31, 2005. Only the impacted rates are included on the attachment. All other rates remain unchanged. The Administration requires that the Contractor then make one-time payments to each rural hospital as prescribed on the attached schedule, pursuant to ARS Section 36-2905.02, to increase inpatient reimbursement to these small rural hospitals.

     The retroactive capitation rate payment will be paid with the May 2006 capitation payments. The Contractor shall make the prescribed payments to the rural hospitals by May 31, 2006.

     AHCCCS requires that the Contractor submit confirmation of the payments to the Finance Unit of the Division of Health Care Management by June 15, 2006.

     The capitation rates for the period January 1, 2006 through September 30; 2006 are not impacted by this amendment."

NOTE: Please sign and   Michael Veit, Contracts & Purchasing Administrator
date both and return    AHCCCS Contracts and Purchasing
one original to:        701 E. Jefferson, MD 5700
                        Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR: HEALTH CHOICE ARIZONA

SIGNATURE OF AUTHORIZED INDIVIDUAL


/s/ Carolyn Rose
-------------------------------------
TYPED NAME: CAROLYN ROSE
TITLE: CHIEF EXECUTIVE OFFICER

DATE 4/14/2006

10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM

SIGNATURE:


/s/ Michael Veit
-------------------------------------
TYPED NAME: MICHAEL VEIT
TITLE: CONTRACTS AND PURCHASING
       ADMINISTRATOR

DATE: MAR 30 2006

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                         REVISED ACUTE CAPITATION RATES
                             HEALTH CHOICE ARIZONA
                               (10/1/O5-12/31/05)

                                     TANF       TANF       TANF       TANF       TANF       SSI       SSI
TITLE XIX RATES:                   <1, M/F   1-13, M/F   14-44, F   14-44, M   45+, M/F    W/MED    W/O MED   NON-MED      MEO
----------------                   -------   ---------   --------   --------   --------   -------   -------   -------   ---------
 4 Apache/Coconina/Mohave/Navajo   $516.84    $108.23     $229.50    $152.23    $376.57   $311.02   $667.52   $485.63   $  883.25
 8 Gila/Pinai                      $509.00    $106.57     $207.01    $135.48    $378.36   $279.42   $596.49   $475.15   $1,075.69
10 Pima                            $428.24    $102.00     $181.90    $123.11    $389.09   $297.21   $615.92   $381.44   $  831.66
12 Maricopa                        $430.33    $102.39     $182.45    $127.06    $369.46   $273.14   $554.41   $430.07   $  841.02

Two percent Premium tax is included in the Capitation Rates.
Payments stated without Premium Tax.

   HEALTH CHOICE AZ                           PAYMENT
   ----------------                           -------
 1 BENSON HOSPITAL                          $        0.00
 2 CARONDELET HOLY CROSS HOSPITAL           $    1,380.18
 3 COBRE VALLEY COMMUNITY HOSPITAL          $  486,898.52
 4 COPPER QUEEN COMMUNITY HOSPITAL          $        0.00
 5 LA PAZ REGIONAL MEDICAL CENTER           $    2,719.83
 6 MT. GRAHAM COMMUNITY HOSPITAL            $    1,429.00
 7 NAVAPACHE REGIONAL MEDICAL CENTER        $  456,926.83
 8 NORTHERN COCHISE COMMUNITY HOSPITAL      $      725.24
 9 PAGE HOSPITAL                            $   22,795.32
1O PAYSON HOSPITAL CORPORATION              $  539,694.90
11 SIERRA VISTA COMMUNITY HOSPITAL          $    1,365.53
12 SOUTHEAST ARIZONA MEDICAL CENTER         $    1,501.04
13 VERDE VALLEY MEDICAL CENTER (MJL)        $   14,187.78
14 WHITE MOUNTAIN REGIONAL MEDICAL CENTER   $   28,474.87
15 WICKENBURG REGIONAL HOSPITAL             $      582.85
16 WINSLOW MEMORIAL HOSPITAL                $  328,600.36
                                            -------------
   Total                                    $1,885,282.24
                                            =============